Earnings per Unit and Cash Distributions	12 Months Ended
Dec. 31, 2017
Earnings Per Share [Abstract]
Earnings per Unit and Cash Distributions

21) Earnings per Unit and Cash Distributions

The calculations of basic and diluted earnings per unit (1) are presented below:

	Year Ended December 31,
(U.S. Dollars in thousands, except per unit data)	2017	2016	2015
Net income	$68,064	$61,102	$40,442
Less: Series A Preferred unitholders’ interest in net income	5,253	—	—

Net income attributable to the unitholders of KNOT Offshore Partners LP	62,811	61,102	40,442

Less: Distributions (2)	67,171	61,528	56,921

Under (over) distributed earnings	(4,360)	(426)	(16,479)

Under (over) distributed earnings attributable to:
Common unitholders (3)	(4,280)	(417)	(11,060)
Subordinated unitholders (3)	—	—	(5,087)
General Partner	(80)	(9)	(332)
Weighted average units outstanding (basic) (in thousands):
Common unitholders	30,068	23,917	16,705
Subordinated unitholders	—	3,277	8,568
General Partner	567	559	516
Weighted average units outstanding (diluted) (in thousands):
Common unitholders	32,804	23,917	16,705
Subordinated unitholders	—	3,277	8,568
General Partner	567	559	516
Earnings per unit (basic)
Common unitholders (4)	$2.050	$2.291	$1.499
Subordinated unitholders (4)	$—	$1.542	$1.708
General Partner	$2.046	$2.248	$1.487
Earnings per unit (diluted):
Common unitholders (4)	$2.037	$2.291	$1.499
Subordinated unitholders (4)	$—	$1.542	$1.708
General Partner	$2.046	$2.248	$1.487
Cash distributions declared and paid in the period per unit (5)	$2.080	$2.080	$2.030
Subsequent event: Cash distributions declared and paid per unit relating to the period (6)	$0.520	$0.520	$0.520

(1)	Earnings per unit have been calculated in accordance with the cash distribution provisions set forth in the Partnership Agreement.
(2)	This refers to distributions made or to be made in relation to the period irrespective of the declaration and payment dates and based on the numbers of units outstanding at the record date. This includes cash distributions to the IDR holder (KNOT) for the years ended December 31, 2017, 2016 and 2015 of $2.6 million, $2.4 million and $2.1 million, respectively.
(3)	On May 18, 2016, all subordinated units converted into common units on a one-for-one basis.
(4)	Until May 18, 2016, the net income attributable to the IDR holder is included in calculation of earnings per unit for subordinated unitholders, basic and diluted. The IDRs generally were not transferrable by KNOT prior to March 31, 2018. The net income attributable to IDRs for the year ended December 31, 2017, 2016 and 2015 was $2.6 million, $2.4 million and $2.1 million, respectively.
(5)	Refers to cash distributions declared and paid during the period.
(6)	Refers to cash distributions declared and paid subsequent to December 31, 2017.

As of December 31, 2017, 73.5% of the Partnership’s total number of common units outstanding representing limited partner interests were held by the public (in the form of 24,036,226 common units) and 26.2% of such units were held directly by KNOT (in the form of 8,567,500 common units). In addition, KNOT, through its ownership of the General Partner, held a 1.85% general partner interest (in the form of 615,117 general partner units) and a 0.3% limited partner interest (in the form of 90,368 common units).

Earnings per unit – basic is determined by dividing net income, after deducting the amount of net income attributable to the Series A Preferred Units and the distribution paid or to be made in relation to the period by the weighted-average number of units outstanding during the applicable period.

The computation of limited partners’ interest in net income per common unit – diluted assumes the issuance of common units for all potentially dilutive securities consisting of the Series A Preferred Units. Consequently, the net income attributable to limited partners’ interest is exclusive of any distributions on the Series A Preferred Units. In addition, the weigthed average number of common units outstanding has been increased assuming the Series A Preferred Units have been converted to common units using the if-converted method. The computation of limited partners’ interest in net income per common unit – diluted does not assume the issuance of Series A Preferred Units if the effect would be anti-dilutive.

For the year ended December 31, 2017, the weigthed average number of common units outstanding has been increased by 3,733,947 assuming convertion of the Series A Preferred Units into common units.

The General Partner’s, common unitholders’ and subordinated unitholders’ interest in net income was calculated as if all net income was distributed according to the terms of the Partnership Agreement, regardless of whether those earnings would or could be distributed. The Partnership Agreement does not provide for the distribution of net income. Rather, it provides for the distribution of available cash, which is a contractually defined term that generally means all cash on hand at the end of each quarter less the amount of cash reserves established by the Partnership’s board of directors (the “Board”) to provide for the proper conduct of the Partnership’s business, including reserves for maintenance and replacement capital expenditures, anticipated credit needs and capital requirements and any accumulated distributions on, or redemptions of, the Series A Preferred Units. In addition, KNOT, as the initial holder of all IDRs, has the right, at the time when there are no subordinated units outstanding and it has received incentive distributions at the highest level to which it is entitled (48.0% for each of the prior four consecutive fiscal quarters), to reset the initial cash target distribution levels at higher levels based on the distribution at the time of the exercise of the reset election. Unlike available cash, net income is affected by non-cash items, such as depreciation and amortization, unrealized gains and losses on derivative instruments and unrealized foreign currency gains and losses.

Distributions of available cash from operating surplus for any quarter are required to be made in the following manner:

•	first, 98.15% to all common unitholders, pro rata, and 1.85% to the General Partner, until each outstanding common unit has received an amount equal to $0.375 (the “MQD”) for that quarter;

•	second, 98.15% to all common unitholders, pro rata, and 1.85% to the General Partner, until each outstanding common unit has received a total of $0.43125 (the “first target distribution”) for that quarter;

•	third, 85.15% to all common unitholders, pro rata, 1.85% to the General Partner, and 13% to the IDR holders, pro rata, until each outstanding common unit has received a total of $0.46875 (the “second target distribution”) for that quarter;

•	fourth, 75.15% to all common unitholders, pro rata, 1.85% to the General Partner, and 23% to the IDR holders, pro rata, until each outstanding common unit has received a total of $0.5625 (the “third target distribution”) for that quarter; and

•	thereafter, 50.15% to all common unitholders, pro rata, 1.85% to the General Partner, and 48% to the IDR holders, pro rata.

The percentage interests set forth above assumed that the General Partner continues to own a 1.85% general partner interest and that the Partnership has not issued additional classes of equity securities.